EXECUTION VERSION

AMENDED AND RESTATED SPONSOR UNIT SUBSCRIPTION AGREEMENT

This Amended and Restated Sponsor Unit Subscription Agreement (this “Agreement”) is made as of the 16th day of June, 2008, by and among Navios Maritime Acquisition Corporation, a Marshall Islands corporation (the “Company”), and the purchaser listed on the signature page hereto under the heading “Purchaser” (the “Purchaser”).

WHEREAS, the Company and Purchaser have previously entered into that certain Sponsor Unit Subscription Agreement dated as of March 18, 2008 (the “Original Agreement”) wherein the Purchaser purchased an aggregate of 8,625,000 sponsor units (the “Sponsor Units”) on the terms and conditions set forth in the Original Agreement, and the Company and the Purchaser now desire to amend and restate the Original Agreement in its entirety through this Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, it is agreed between the parties as follows:

1. Return and Cancellation of the Sponsor Units. Purchaser hereby returns to the Company, and the Company hereby accepts and cancels an aggregate of 2,300,000 Sponsor Units so that the total number of Sponsor Units purchased by the Purchaser and issued and sold by the Company pursuant to this Agreement is 6,325,000 Sponsor Units. Each Sponsor Unit consists of one share of the common stock of the Company, par value $0.0001 per share (the “Common Stock”), and one warrant (a “Warrant” and, together with the Sponsor Units and the Common Stock, the “Securities”) exercisable for one share of Common Stock. Each Warrant shall entitle the holder thereof to purchase one share of Common Stock at an exercise price of $7.00, in accordance with the terms of the Warrant as set forth in the Warrant Agreement to be entered into by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent. The Warrant Agreement shall be substantially in the form attached hereto as Exhibit A (the “Warrant Agreement”).

2. Payment of Purchase Price. The purchase price for the Sponsor Units has been tendered in full pursuant to the Original Agreement.

3. Forfeiture. If, and to the extent, the underwriters (the “Underwriters”) of the Company’s initial public offering (the “IPO”) do not exercise all or a portion of the over-allotment option (the “Over-Allotment Option”) to be granted by the Company pursuant to an underwriting agreement to be entered into among the Underwriters and the Company in connection with the IPO, Purchaser shall forfeit to the Company for cancellation such number of Sponsor Units (the “Forfeited Units”) calculated by multiplying 825,000 by the percentage of the Over-Allotment Option that remains unexercised as of the earlier of the expiration date of the Over-Allotment Option and the earlier termination thereof. These Sponsor Units shall be forfeited during the five-day period following the earlier to occur of the expiration of the Over-Allotment Option and the termination thereof. If the Underwriters exercise the Over-Allotment Option in full, the Sponsor Units shall not be forfeited.

4. Escrow. Upon the consummation of the IPO, Purchaser shall enter into a securities escrow agreement by and between the Company and Continental Stock Transfer and Trust Company, as escrow agent, substantially in the form attached hereto as Exhibit B (the “Securities Escrow Agreement”), whereby the Sponsor Units shall be held in Escrow until 180 days after the consummation of a Business Combination (as defined in the Warrant Agreement).

5. Restrictive Legends. All certificates representing the Securities (and any underlying securities thereof) shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) Any legend required pursuant to the terms of the Securities Escrow Agreement.

(c) Any legend required by appropriate blue sky officials.

6. Investment Representations. In connection with the purchase of the Securities, Purchaser, represents to the Company the following:

(a) Purchaser, in making the decision to purchase the Securities, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. Purchaser has been furnished with all materials relating to the Company’s business affairs and financial condition and materials related to the offer and sale of the Securities that have been requested by Purchaser and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. Purchaser understands that its investment in the Securities involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as Purchaser has considered necessary to make an informed investment decision with respect to Purchaser’s acquisition of the Securities. Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities, and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder. Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity that would be jeopardized by the investment in the Securities. Purchaser can afford a complete loss of its investment in the Securities. Purchaser is purchasing the Securities for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”), and Purchaser has no present arrangement to sell the Securities to or through any person or entity. Purchaser understands that the Company is a blank check development stage company recently formed for the purpose of consummating a Business Combination (as defined in the Warrant Agreement) and understands that there is no assurance as to the future performance of the Company and that the Company may never effectuate a Business Combination.

(b) Purchaser understands that the Securities (and the securities underlying the Warrants) have not been registered under the Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and Purchaser’s compliance with, the representations and warranties and agreements of Purchaser set forth herein to determine the availability of such exemptions and the eligibility of Purchaser to acquire such Securities, including, but not limited to, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the Securities (and the securities underlying the Warrants) must be held indefinitely unless the Securities (and the securities underlying the Warrants) are subsequently registered under the Act or an exemption from such registration is available. Purchaser understands that the certificate evidencing the Securities (and the securities underlying the Warrants) will be imprinted with a legend which prohibits the transfer of the Securities (and the securities underlying the Warrants) unless the Securities (and the securities underlying the Warrants) are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

(d) Purchaser is familiar with the provisions of Rule 144 under the Act, as in effect from time to time (“Rule 144”), which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Unless the Company registers the Securities (and the securities underlying the Warrants) under the Act, the Securities (and the securities underlying the Warrants) may be resold by Purchaser only in certain limited circumstances subject to the provisions of Rule 144. Purchaser further understands that the Company is a “shell company” and may rely on Rule 144 for the resale of the Securities only when: (i) the issuer of the securities that was formerly a reporting or non-reporting shell company has ceased to be a shell company, (ii) the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) the issuer of the securities has filed all Exchange Act reports and material required to be filed during the preceding 12 months (or for such shorter period that the registrant was required to file such reports and materials), other than current reports on Form 6-K, and (iv) at least one year has elapsed from the time the issuer has filed current Form 10 equivalent information with the Securities and Exchange Commission reflecting its status as an entity that is not a shell company.

(e) Purchaser represents that Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Act.

(f) Purchaser has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All actions necessary to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by Purchaser in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by Purchaser. Subject to the terms and conditions of this Agreement, this Agreement constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The purchase by Purchaser of the Securities does not conflict with the organizational documents of Purchaser or with any material contract by which Purchaser or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to Purchaser or its property. The principal place of business and executive offices of Purchaser are as set forth on the signature page hereto.

(g) Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with Purchaser’s legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, Purchaser is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(h) Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(i) Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

7. Company Representations and Warranties. The Company hereby represents and warrants to the Purchaser that the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. Subject to the terms and conditions of this Agreement, this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The sale by the Company of the Securities does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

8. Miscellaneous.

(a) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

(b) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon the Purchaser and the Purchaser’s respective successors and assigns.

(c) Attorneys’ Fees. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

(d) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the Republic of the Marshall Islands without regard to the principles of conflicts of law thereof. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e) Further Execution. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f) Independent Counsel. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, and that Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with Purchaser’s counsel with respect to this Agreement.

(g) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement or any counterpart may be executed via facsimile or electronic mail transmission, and any such executed facsimile or electronic mail copy shall be treated as an original.

(j) Survival. The representations and warranties contained herein will survive the delivery of, and the payment for, the Securities.

(k) Waiver of Jury Trial. Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Purchaser in the negotiation, administration, performance or enforcement hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NAVIOS MARITIME ACQUISITION CORPORATION

By:	/s/ Angeliki Frangou
Name:	Angeliki Frangou
Title:	Chief Executive Officer and Chairman

Address: 85 Akti Miaouli Street Piraeus, Greece 185 38

PURCHASER:

NAVIOS MARITIME HOLDINGS, INC.

By:	/s/ Angeliki Frangou
Name:	Angeliki Frangou
Title:	Chief Executive Officer and Chairman

Address: 85 Akti Miaouli Street Piraeus, Greece 185 38

[Amended and Restated Sponsor Unit Subscription Agreement]

Exhibit A

Warrant Agreement

Exhibit B

Securities Escrow Agreement